UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2007

ARCTIC CAT INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-18607	41-1443470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

601 Brooks Avenue South
Thief River Falls, Minnesota		56701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (218) 681-8558

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders on August 8, 2007, the shareholders of Arctic Cat Inc. (the “Company”) approved, upon recommendation of the Company’s Board of Directors, adoption of the Arctic Cat Inc. 2007 Omnibus Stock and Incentive Plan (the “2007 Stock Plan”).   The 2007 Stock Plan permits the grant of awards to purchase an aggregate of  1,900,000 shares of the Company’s common stock in the form of stock options (incentive and non-qualified), stock appreciation rights, restricted stock awards, restricted stock units, performance awards of cash or stock and other stock grants to employees, officers, consultants, advisors and directors of the Company who the Compensation Committee determines are eligible for awards under the 2007 Stock Plan.  The Compensation Committee of the Company’s Board of Directors has the authority to determine the type of incentive award, as well as the terms and conditions of the award, under the 2007 Stock Plan.

Following approval of the 2007 Stock Plan by the shareholders on August 8, 2007, the following  executive officers and directors received stock options to purchase the number of shares indicated at a price equal to the fair market value of the Company’s common stock on the date of grant:  Christopher A. Twomey, 130,000 shares; Terry J. Blount, 25,000 shares; Timothy C. Delmore, 50,000 shares; Ronald G. Ray, 32,000 shares; Roger H. Skime, 25,000 shares; Ole E. Tweet, 32,000 shares; and each of the non-employee members of the Board of Directors except Mr. Ito, 6,000 shares.  The 2007 Stock Plan serves as the successor to each of the Company’s 1995 Stock Plan and the Company’s 2002 Stock Plan, the Company’s only other equity incentive plans, and no further grants shall be made under either the 1995 Stock Plan or the 2002 Stock Plan.

The 2007 Stock Plan is described in detail in the Company’s 2007 proxy statement on Schedule 14A filed with the Securities and Exchange Commission on July 2, 2007 in connection with the Annual Meeting of Shareholders on August 8, 2007. The descriptions of the 2007 Stock Plan set forth herein and in the proxy do not purport to be complete and are qualified in their entirety by reference to the full text of the 2007 Stock Plan attached hereto as Exhibit 10.1, which is incorporated herein by reference, and copies of the forms of incentive stock option agreement, non-qualified stock option agreement and director non-qualified stock option agreement which are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit
10.1	Arctic Cat Inc. 2007 Omnibus Stock and Incentive Plan (the “2007 Stock Plan”).
10.2	Form of Incentive Stock Option Agreement for 2007 Stock Plan.
10.3	Form of Non-Qualified Stock Option Agreement for 2007 Stock Plan.
10.4	Form of Director Non-Qualified Stock Option Agreement for 2007 Stock Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCTIC CAT, INC.
(Registrant)

Date: August 13, 2007	/s/ TIMOTHY C. DELMORE
Timothy C. Delmore
Chief Financial Officer